Exhibit 99.1 Delek Logistics Partners, LP Investor Presentation August 2018

Disclaimers These slides and any accompanying oral and written presentations contain forward-looking statements by Delek Logistics Partners, LP (defined as “we”, “our”, “DKL” or “Delek Logistics”) that are based upon our current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are "forward-looking statements," as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: our substantial dependence on Delek US Holdings, Inc. (“Delek”) (NYSE: DK) or its assignees and their respective ability to pay us under our commercial agreements; the age and condition of our assets and operating hazards and other risks incidental to transporting, storing and gathering crude oil, and intermediate and refined products including, without limitation, costs, penalties, regulatory or legal actions and other effects related to releases, spills and tank failures; the timing and extent of changes in commodity prices and demand for refined products; the suspension, reduction or termination of Delek's or its assignees' or any third-party's obligations under our commercial agreements; the results of our investments in joint ventures; the ability to secure commercial agreements with Delek or third parties upon expiration of existing agreements; an inability of Delek to grow as expected and realize the synergies and the other expected benefits of its merger with Alon USA Energy, Inc. (“Alon USA”)and Alon USA Partners, LP; as it relates to our potential future growth opportunities, including dropdowns, and other potential benefits, the ability to successfully integrate the businesses of Delek and Alon USA; our ability to make third party acquisitions and successfully integrate acquired businesses; adverse changes in laws including with respect to tax and regulatory matters; and other factors discussed in our filings with the United States Securities and Exchange Commission. Forward looking statements include, but are not limited to, statements regarding: distributions per LP unit growth; growth, financial strength, refining capacity, flexibility, strategic positioning and crude access of our sponsor; growth of Permian Basin production, production economics and efficiencies, takeaway capacities, access thereto by our sponsor and our ability to benefit therefrom; growth, dropdowns and organic projects including the amount and value thereof, EBITDA therefrom and our ability to successfully complete such transactions; contractual arrangements with our sponsor or others and their terms, fees and volumes; improved performance, financial flexibility, coverage and leverage; our joint venture projects including the growth, benefits, operations and risks thereof; our pipelines including current or future demand, capacity, tariffs, growth and profitability; and benefits to our wholesale business from Permian activity or otherwise. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. We undertake no obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek Logistics believes that the presentation of earnings before interest, taxes, depreciation and amortization (“EBITDA”), forecasted annualized EBITDA, distributable cash flow and distribution coverage ratio provides useful information to investors in assessing its financial condition, its results of operations and cash flow its business is generating. EBITDA, distributable cash flow and distribution coverage ratio should not be considered in isolation or as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all, items that affect net income and net cash provided by operating activities. Additionally, because EBITDA and distributable cash flow may be defined differently by other partnerships in its industry, Delek Logistics' definitions may not be comparable to similarly titled measures of other partnerships, thereby diminishing their utility. Please see reconciliations of EBITDA and distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. 2

Investment Highlights

Overview (NYSE: DKL)	• Current Price: $32.75/unit [1] • Market Capitalization: $796 million [1] • Current Distribution: $0.770/LP unit qtr.; $3.08/LP unit annualized[2] • Current Yield: 9.40% [1][2] • Distribution per LP unit growth rate target = minimum of 10% annually through 2019
2Q18 Highlights *Achieved Record EBITDA Level* *Improved DCF Coverage*	• 2Q18 Net income of $25.6 million and EBITDA of $45.4 million [3] • $206.1 million credit availability at June 30, 2018; Total leverage 4.44x • 2Q18 Net cash from operating activities of $28.0 million, distributable cash flow (DCF) of $33.5 million and distribution coverage ratio of 1.34x
Growing Permian Basin Platform *Supporting Operating Results*	• Big Spring logistics assets acquired in March 2018 • Expanded the Paline Pipeline – allows shippers to take advantage of crude oil differentials • West Texas wholesale marketing operations gross margin remain strong • Platform benefitting from Permian Basin crude oil activity
Stable Cash Flow Focused	• Primarily traditional MLP assets/structure • Inflation-indexed fees for most contracts • Primarily initial long term fee-based contracts with minimum volume commitments
Sponsor - Delek US (NYSE: DK)	• Currently owns approximately 63.4%, incl. 2% GP interest [4] • Majority of DKL assets support DK refining system

(1) Based on price per common limited unit as of close of trading on August 23, 2018.
(2) Annualized distribution based on quarterly distribution for quarter ended June 30, 2018 that was paid on August 13, 2018.
(3) For reconciliation please refer to pages 29 and 30.
(4) Currently 5.4% of the ownership interest in the general partner is owned by three members of senior management of Delek US (who are also directors of the general partner). The remaining ownership interest is held by a subsidiary of Delek US.

3

Delek US – A Growth Oriented, Financially Strong Sponsor

Operational Strength	• 302,000 bpd of refining capacity in Texas, Arkansas, Louisiana • Access to crude / product terminals, pipeline and storage assets
Financial Strength	• Current DK $4.5 billion equity market value and $5.7 billion enterprise value[(1)(2)] • At June 30, 2018 Delek US had $909.1 million net debt and $1.13 billion in cash [(1)]
Growth Oriented [(4)]	• On July 1, 2017, acquired the remaining 53% of the outstanding common stock of Alon USA (NYSE:ALJ) that Delek US did not already own • Created a premier Permian-based refining system with approximately 300,000 bpd of refining capacity and additional logistics EBITDA for future potential dropdowns to DKL

Strategically Located Refineries Provide Crude Oil Supply Flexibility and Broad Product Distribution[(1)]

REFINING

- 302,000 BPD in total

El Dorado, AR
- 80,000 BPD
- 10.2 complexity

Tyler, TX
- 75,000 BPD
- 8.7 complexity

Krotz Springs, LA
- 74,000 BPD
- 8.4 complexity

Big Spring, TX
- 73,000 BPD
- 10.5 complexity

LOGISTICS [(3)]

- 10 Terminals [(5)]
- Approx. 1,290 miles of pipelines
- 11.4 million bbls storage capacity [(5)]

RETAIL

- Approx. 300 locations in Southwest US



CUSHING
ALBUQUERQUE
WICHITA FALLS
LUBBOCK
BIG SPRING
DALLAS
TUCSON
EL PASO
WEST TEXAS GULF
TYLER
SAN ANGELO
AMDEL
LITTLE ROCK
EL DORADO
MEMPHIS
NASHVILLE
BRENTWOOD
MID VALLEY
RED RIVER
KROTZ SPRINGS
ST JAMES
DELEK REFINERIES
DKL TERMINAL
DELEK ASPHALT TERMINAL
DELEK RENEWABLES
RETAIL CITIES
THIRD PARTY TERMINAL
DKL CRUDE PIPELINE
DKL JOINT VENTURE CRUDE PIPELINES
THIRD PARTY CRUDE PIPELINES
THIRD PARTY PRODUCT PIPELINES
LONGVIEW, TEXAS
CORPORATE HEADQUARTERS

(1) As of June 30, 2018 financial statements in the Delek US 10Q filed on August 9, 2018.
(2) As of August 23, 2018 trading for Delek US stock.
(3) Consists of ownership in Delek Logistics.
(4) Delek US closed the Alon USA transaction on July 1, 2017.
(5) Amounts include the Big Spring logistics assets drop down that closed in March 2018 with an effective date of March 1, 2018.

4

Delek Operates Premier Permian-Based Refining System DKL positioned to provide logistics support for 302,000 bpd of Crude Throughput Capacity (~69% Permian Basin Based) • Premier Permian-based refining company Permian Basin Crude Oil Production Growth (1) • 7th largest independent refiner with 302,000 barrels per day crude throughput capacity Current production July 2018: 3.4m bpd • Access to approximately 207,000 barrels per day of Permian-sourced crude 3.9 3.3 2.5 1.9 2.0 • Largest exposure to Permian crude of the 1.4 1.6 0.9 0.9 1.0 1.2 independent refiners as percentage of crude slate 2009 2010 2011 2012 2013 2014 2015 2016 2017E 2018E 2019E • Permian Basin production expected to Permian Crude Access as % of Crude Slate (2) continue to grow 80% • Improved drilling efficiencies have benefited production economics 60% • DKL positioned to benefit by providing 40% future logistics support to a larger 20% refining system % of% crudeslate 0% 1) Company estimates; current production based on EIA for July 2018, July Drilling Productivity Report, 2018 Drilling Productivity Report. 2) TPH Research; Crude slate 5

Increased Drop Down Inventory plus Organic Project Creates Platform to Support Logistics Growth

Potential Growth for DKL

- Delek Logistics provides platform to unlock logistics value
- Increased access to Permian and Delaware basin through presence of Big Spring refinery
  - Improves ability to develop crude oil gathering and terminalling assets
- Big Spring Logistics assets, dropdown closed effective March 1, 2018
  - $40 million est. annualized EBITDA[2]
- Completed Paline Pipeline expansion in early March 2018
  - Capacity to 42,000 bpd from 35,000 bpd
  - $5 million est. annualized EBITDA uplift
- **Potential Dropdown Inventory:**
  - Krotz Springs Assets - $30 million to $34 million EBITDA / year [2]

Strong EBITDA Growth Profile Supporting Distribution Growth [1]



($ in millions)
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$141
$4
$27
$32
Target 2019
$204
Note: based on DKL LTM EBITDA + incremental benefit from Paline and dropdowns
2Q18 LTM EBITDA
Annualized EBITDA - Paline expansion March 2018
Big Spring Dropdown March 2018
Krotz Springs Dropdown Inventory
Total EBITDA Potential

1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, timing of Paline Pipeline 7,000 bpd capacity expansion, actual performance of the assets and Delek Logistics in the future.
2) Please see page 31 and 32 for a reconciliation of EBITDA for Big Spring and Krotz Springs.

6

Delek Logistics Partners, LP Overview

Logistics Assets Positioned to Benefit from Permian Basin Activity Growing logistics assets support crude sourcing and product marketing for customers Pipelines/Transportation Segment • ~805 miles (1) of crude and product transportation pipelines, including the 195 mile crude oil pipeline from Longview to Nederland, TX • ~ 600 mile crude oil gathering system in AR • Storage facilities with 10 million barrels (2) of active shell capacity • Rail offloading facility Wholesale/Terminalling Segment • Wholesale and marketing business in Texas • 10 light product terminals: (2) in TX, TN, AR • Approx. 1.4 million barrels (2) of active shell capacity (1) Includes approximately 240 miles of leased pipeline capacity. 8 (2) Amounts include the Big Spring drop down that closed in March 2018 with an effective date of March 1, 2018.

Multi-Year Contracts with Firm Commitments / MVCs Duration of Contracts as of 2Q18 (1) Contract Highlights • The Lion Pipeline System and SALA Gathering System are < 1 Year 24% 25% supported by a long-term contract that includes three take- 1 to 3 Years or-pay commitments 3 to 5 Years 11% > 5 Years • Initial term of 5 years, maximum term of 15 years (2) 40% • Crude oil transportation throughput of 56 MBbl/d in 69% of 2Q18 Gross Margin from Minimum Volume Q2 2018, supported by a MVC of 46 MBbl/d (3) Commitments • Refined products transportation throughput of 48 MBbl/d in Q2 2018, supported by a MVC of 40 81% 82% 85% 81% 61% 73% 76% 78% 77% 79% 79% 78% 73% 69% 62% 65% 67% 67% $60 $60 $45 MBbl/d $49 $14 $50 $41 $40 $42 $41 • Crude oil gathering throughput of 12 MBbl/d in Q2 $40 $39 $5 $38 $37 $39 $37 $12 $40 $4 $7 $13 $31 $4 $2 $1 $3 $9 2018, supported by a MVC of 14 MBbl/d $11 $10 $5 $4 $36$3 $5 $4 $4 $35$4 $4 $4 $4 $2 $5 $30 $34 $3 $34$4 $4 $3 $5 $5 $6 $4 $4 $4 $ in $ in millions $3 • East Texas Wholesale Marketing: contractual agreement with $20 $42 $31 $32 $31 $32 $31 $30 $32 $26 $25 $28 $28 $28 $29 $28 $27 DK with MVC of 50 MBbl/d $10 $23 $25 $0 • Big Spring marketing agreement: contractual agreement with 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2014 2015 2016 2017 2018 DK with MVC of 65 MBbl/d Contracted Min Gross Margin (4) Contracted Excess Gross Margin (5) Uncontracted Gross Margin (6) Contracted Min Gross Margin (% of Total) 1) Based on percentage of 2018 gross margin earned from contracts. Duration excludes automatic renewal at Delek US’ option in future periods. 4) Gross margin generated from the minimum volume commitment provisions of each 2) Maximum term assumes an extension of the commercial agreement pursuant to contract. terms thereof. 5) Gross margin generated by throughput volumes above the minimum volume 9 3) Volumes gathered on the SALA Gathering System will not be subject to an additional commitment provision of each contract. fee for transportation on the Lion Pipeline System. 6) Gross margin generated by assets without contracts.

Improving Performance and Financial Flexibility to Support Growth

Solid Net Income and EBITDA performance since IPO in Nov. 2012


$ in millions
$150.0
$130.0
$110.0
$90.0
$70.0
$50.0
$30.0
$10.0
-$10.0
$47.8
$63.8
$72.0
$95.4
$66.8
$96.5
$62.8
$97.3
$69.4
$115.0
$81.4
$141.0
2013 (1)
2014 (1)
2015 (2)
2016 (2)
2017 (2)
2018 LTM (2)
Net Income
EBITDA

DCF supported distribution growth [3]


$ in millions
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$52.9
$80.3
$81.1
$81.7
$85.0
$104.4
2013
2014
2015
2016
2017
2018 LTM
Distributable Cash Flow

Financial Flexibility to support continued growth


$ in millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$301.4
$392.6
$511.1
$179.9
$242.7
$205.3
$494.7
$243.0
$206.1
$493.9
$243.3
12/31/16
12/31/2017
3/31/2018
6/30/2018
Revolver Excess Capacity
Revolver Borrowings
$250 million 6.75% Sr. Notes (net of discount/fees)

1) Reconciliation provided on page 30. Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. Also excluded are predecessor costs related to the crude oil storage tank and rail offloading racks acquired in March 2015. Tyler assets were acquired in July 2013 and El Dorado assets acquired Feb. 2014.
2) Reconciliation on pg. 30.
3) Reconciliation on pg. 29.

Delek LOGISTICS

10

DKL: Increased Distribution with Conservative Coverage and Leverage Distribution per unit has been increased twenty-two consecutive times since the IPO $0.705 $0.715 $0.725 $0.750 $0.770 $0.630 $0.655 $0.680 $0.690 $0.550 $0.570 $0.590 $0.610 $0.475 $0.490 $0.510 $0.530 $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 MQD (1)1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Distribution Coverage Ratio (2)(3)(4) Avg. 1.68x in 2014 Avg. 1.35x in 2013 Avg. 1.35x in 2015 Avg. 1.11x in 2016 Avg. 0.97x in 2017 1.61x 2.02x 1.42x 1.67x 1.39x 1.32x 1.30x 1.35x 1.25x 1.49x 1.47x 1.06x 1.34x 1.18x 1.20x 1.29x 1.00x 1.14x 0.98x 0.88x 0.97x 0.96x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Leverage Ratio (5) 3.83x 4.60x 4.44x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 3.88x 3.72x 3.77x 2.28x 2.40x 1.70x 1.58x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage ratio based on distributable cash flow divided by distribution amount in each period. Please see page 29 for reconciliation. (3) 2Q18 based on total distributions paid on August 13, 2018. (4) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek 11 rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. (5) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods.

Going Forward Assets Positioned for Permian Basin Growth

Permian Basin Attractive Drilling Economics Support Growth Production has continued to grow Crude Oil Production Grew Despite Rig Decline (1) • Crude oil production benefited by low 3,500 600 breakeven costs and improved 3,000 500 efficiencies 2,500 400 2,000 300 • As crude oil prices have increased, rig 1,500 200 count has followed 1,000 Active Rig Count • Expected crude oil production Production, 000 bpd 500 100 Rig Count Oil Prod. (MBbl/d) growth to average approximately - 0 700,000 bpd in 2018 and 2019 Jul-07 Jul-08 Jul-09 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 • Delek US has access to approximately 207,000 bpd of Permian Crude 1) EIA production data through July 2018, July 27, 2018 Drilling Productivity Report; Baker Hughes rig count as of July 27, 2018. 13

Big Spring Logistics Asset Dropdown Located in the Permian Basin and support Delek US’ Big Spring refinery • Dropdown closed in March with an effective date of March 1, 2018 • Purchase price of $315.0 million which equates to a 7.8x EBITDA multiple. • Forecasted annualized EBITDA of $40.2M (1) • Financed through a combination of cash on hand and borrowings on the revolving credit facility. • This acquisition consists of: • Storage tanks and salt wells – ~3.0 million barrels of aggregate shell capacity, consisting of 75 tanks, 4 salt wells and ancillary assets, including piping and pumps located at the refinery • Product terminals – Consists of an asphalt terminal that operated at 3,900 bpd during 2H17 and a light products terminal with 54,000 bpd throughput capacity, which operated at 28,000 bpd during 2H17 • Marketing agreement – Delek US entered into a new wholesale marketing agreement whereby Delek Logistics will provide services necessary to market various refinery products produced at the Big Spring refinery. During 2H17, total sales volume for products to be covered by this agreement was ~74,700 bpd 1) Reconciliation on pg. 31. 14

Joint Venture Pipeline Projects Create platforms for future growth; Ability to leverage Permian position RIO Pipeline (Delaware Basin) • Andeavor (67%)/ Delek Logistics (33%) • Cost: $119 million • Capacity: 80,000 Bbl/d • Length: 109 miles • Completed: September 2016 • Benefiting from increased drilling activity in the area; offers connection to Midland takeaway pipelines Caddo Pipeline • Delek Logistics (50%)/Plains (50%) • Cost: $123 million • Capacity: 80,000 Bbl/d • Length: 80 miles • Completed: January 2017 • Provides additional logistics support to El Dorado refinery with third crude supply source ■ Delek US is an anchor shipper on both projects 15

Asset Overview: Paline Pipeline Allows Gulf Coast access; Ability to take advantage for crude diffs; Recently Expanded Capacity • Approximately 195 mile 42 kbpd crude oil pipeline – Longview, TX south to Beaumont • Allows shippers ability ship Midland or Cushing crude barrels to the Gulf Coast • Increased demand for space on pipeline as crude oil differentials have widened • Increasing temporary FERC tariff based on demand • Base FERC rate at $1.50/bbl • Effective March 1 implemented TSA of $0.75/bbl at 30,000 bbl/d or greater for 1 year contract • Increased capacity in March 2018 • Added pump capacity to achieve 42,000 bpd • Evaluating potential for additional capacity 16

West Texas Wholesale Business Benefiting from Permian Activity

Benefiting from Permian Basin crude oil drilling activity

- **Operates in an area around the Permian Basin; Complementary to Delek US refining/retail in region**
  - Purchases refined products from Delek US & third parties for resale at owned and third party terminals in west Texas
  - Includes ethanol blending activity
- **Positioned to benefit from positive industry dynamics:**
  - Drilling rig count has increased since May 2016, there are currently 480 rigs operating in the Permian Basin[2]
    - Improved efficiencies in the Permian Basin have benefitted rig production levels
    - Forecast for continued production growth
    - Current takeaway pipeline capacity is adequate
    - Potential for tight production/takeaway capacity in future

West Texas Wholesale and Marketing Gross Margin



($ in millions)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$7.2
13,377 Bbl/d
$7.6
14,353 Bbl/d
$8.5
15,493 Bbl/d
$15.5
16,523 Bbl/d
$14.0
18,156 Bbl/d
$28.2
16,707 Bbl/d
$8.0
16,357 Bbl/d
$6.9
13,257 Bbl/dV
$20.3
13,817 Bbl/d
$8.7
13,942 Bbl/d
$16.4
14,091 Bbl/d
2009
2010
2011
2012
2013
2014(1)
2015(1)
2016(1)
2017(1)
YTD 2017(1)
YTD 2018(1)

1) RINs gross margin benefit included in the 2013 West Texas gross margin per barrel was approximately $6.4 million, or $0.99/Bbl, 2014 gross margin included $4.6 million, or $0.75/Bbl, 2015 gross margin included $5.3 million, or $0.89/Bbl, 2016 gross margin included $6.7 million, or $1.39/bbl, 2017 gross margin included $5.6 million, or $1.11/bbl, 1Q18 gross margin included $1.1 million, or $0.81/bbl, 2Q18 gross margin included $0.8 million, or $0.71/bbl.
2) Source: Baker Hughes Drilling Rig report through July 27, 2018.

17

Several Visible Pathways for Potential Growth Focus on developing Permian Basin Platform Ability to Leverage Relationship with Delek US • Delek US acquired the remaining 53% of the outstanding common stock of Alon USA that it did not Potential already own on July 1, 2017 Benefits from • Created the premier Permian-based refining system with 207,000 bpd of Permian crude access (1) DK Acquisition • DKL well positioned to support future logistics projects in the Permian Basin for this system of ALJ • Potential for $30 to $34 million of logistics EBITDA to be dropped down to DKL in the future (2) Benefit from • High utilization rates at refineries support DKL volumes; Potential improvement in throughput Operations capability and/or flexibility at Delek US’ refineries can be supported by DKL logistics assets Financial Flexibility provides ability to be opportunistic to develop platform Acquisitive • Proven ability to make 3 rd party asset acquisitions (5 since 2013) Growth • Ability to utilize relationship with Delek US to make acquisitions (asset/corporate) • Potential growth in RIO and Caddo joint venture projects; Evaluate Paline Pipeline capacity Organic Growth • Focus on incremental improvements in existing asset base Opportunities • Support Delek US’ Permian Basin crude supply needs Focus on continued distribution growth • Target 10% minimum distribution per LP unit annual growth through 2019 Distribution • Driven by organic growth at DKL and potential increased drop down inventory at sponsor • Contracts that expired in 2017 have been extended by Delek US for additional five year option (1) Please see slide 5 for additional information related to Delek US’ position in the Permian. (2) Please see slide 6 for additional information related potential drop down assets at Delek US and slide 32 for the EBITDA reconciliation. 18

EV/Frwd EBITDA below Peers (1) DKL Growing Permian Basin Platform Supporting Performance; Improved DCF Coverage ratio EV/EBITDA 16.0x 14.0x 12.0x 10.0x 8.0x 6.0x 4.0x 2.0x 0.0x 2018 2019 18 Avg 19 Avg (1) Based on NASDAQ IR Insights/Factset as of August 23, 2018. 19

Questions and Answers Majority of assets support Primarily traditional, stable Delek US’ strategically MLP assets located inland refining system Limited commodity price Inflation-indexed fees for exposure most contracts Agreements with Delek US Majority of all margin related to capex/opex generated by long term, reimbursement and limit fee-based contracts with Delek US force majeure volume minimums abilities 20

Appendix

Delek US' Refineries are Strategically Positioned and Flexible Tyler Refinery (1) El Dorado Refinery (1) • Inland refinery located in East Texas • Inland refinery located in southern Arkansas • 75,000 bpd, 8.7 complexity • 80,000 bpd, 10.2 complexity (configured to run light or medium sour • Processes inland light sweet crudes crude) • Supply flexibility that can source West Texas, locally produced, and/or Gulf Coast crude Big Spring Refinery (1) Krotz Springs Refinery (1) • Located in the Permian Basin • 74,000 bpd, 8.4 complexity • 73,000 bpd, 10.5 complexity • Permian Basin, local and Gulf Coast crude sources • Processes WTI and WTS crude (1) As reported by Delek US. 22

Asset Overview: Lion Pipeline System and SALA Gathering

Lion Pipeline System (1)

- Provides non-gathered crude oil to Delek US' El Dorado refinery and connects to Enterprise TE Products Pipeline to move finished products.
- Crude and light product throughput benefitted from improvements at Delek US' El Dorado refinery completed in 1Q14 turnaround that increased light crude capability by 10,000 bpd.



Lion Pipeline System
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Barrels per day
46,515
49,694
47,906
53,461
54,960
57,366
56,555
52,071
59,362
51,927
55,412
48,879
2013
2014
2015
2016
2017
YTD 2018
Crude Volume (bpd)
Refined product (bpd)

SALA Gathering System

- Provides access to local Arkansas, east Texas and north Louisiana crudes to Delek US' El Dorado refinery.
- 600 mile crude oil gathering system, primarily within a 60-mile radius of the El Dorado refinery.
- Crude price environment plays role in production from local producers.



SALA Gathering
30,000
25,000
20,000
15,000
10,000
5,000
-
Barrels per day
15,900
17,676
20,747
22,152
22,656
20,673
17,756
15,871
16,705
2010
2011
2012
2013
2014
2015
2016
2017
YTD 2018
Crude Volume (bpd) (1)

(1) Delek US acquired majority ownership of Lion Oil in April 2011. Volumes in 2011 are based on 247 days of operations following the acquisition. Amounts in 2010 are based on previous ownership data.

23

Asset Overview: Terminalling

Terminalling Assets (1)

- Refined products terminalling services for Delek US and/or third parties
- Comprised of terminals located in:
  - Memphis and Nashville, TN;
  - Big Spring (asphalt and light products), Tyler, Big Sandy (1) and Mt. Pleasant, TX;
  - El Dorado and North Little Rock, AR
  - Duncan, OK
- Delek US Tyler refinery turnaround and expansion lowered volumes in 1Q15

Primary Terminalling Asset Detail (1)

Location	Number of Tanks	Active Shell Capacity (MBbls)	Number of Truck Loading Lanes	Truck Loading Capacity (MBbl/d)
Big Sandy, TX	---	---	3	25
Memphis, TN	12	126	3	20
Nashville, TN (2)	10	128	2	15
Tyler, TX	---	---	11	91
North Little Rock, AR	---	---	2	17
El Dorado, AR	---	---	3	35
Mount Pleasant, TX	7	175	3	10
Big Spring, TX (light products)	---	---	4	54

Terminal Count (4)



12
9
6
3
-
2011
2012
2013
2014
2015
2016
2017
2018
West Texas Wholesale
Other Terminals
Drop Down Terminals

Volume (MBbl/d) (3)



19
13
75
97
107
122
124
143
162
2011
2012
2013
2014
2015
2016
2017
1Q 2018
2Q 2018

(1) Big Sandy was not operating during 2011, 2012 and the majority of 2013. However, contract with Delek US has a minimum throughput requirement of 5,000 Bbl/d along with a minimum storage requirement. For reporting purposes, San Angelo and Abilene terminals are included in the west Texas wholesale business. The remaining are in terminalling.
(2) Excludes approximately 10 MBbls of shell capacity that is not currently in service.
(3) Includes effect of Tyler refinery turnaround during 1Q 2015. Does not include the Big Spring drop down that closed in March 2018.
(4) Amounts include the Big Spring logistics assets drop down that closed in March 2018 with an effective date of March 1, 2018.

24

Summary of Certain Contracts (8)

Initial / Maximum Term [1]	Service	2018 YTD Throughput (bpd) [2]	Minimum Commitment (bpd)	Current Tariff / Fee	Tariff / Fee Index [10]	Termination Provision: Refinery Shutdown	Termination Provision: Force Majeure
Paline Pipeline							
	Crude Oil Transportation	N/A	N/A		FERC	N/A	N/A
				Base tariff of $1.50/Bbl with volume incentive rates available [6]		N/A	N/A
Lion Pipeline System (and SALA Gathering System)							
Five / Fifteen Years	Crude Oil Transportation	55,412	46,000 [3]	$0.9901/Bbl [4]	FERC	After 1st two years, 12 months notice required	After 3rd year, 12 months notice; unless min. payments made then cannot be terminated by Delek Logistics
Five / Fifteen Years	Refined Products Transportation	48,879	40,000	$0.1164/Bbl	FERC		
Five / Fifteen Years	Crude Oil Gathering	16,705	14,000	$2.6627/Bbl [4]	FERC		
East Texas Crude Logistics							
Five / Fifteen Years	Crude Oil Transportation	17,478	35,000	$0.4660/Bbl [5]	FERC		
Five / Fifteen Years	Crude Oil Storage	N/A	N/A	$291,220 per month	FERC		
East Texas Marketing							
Ten [7]	Marketing - Tyler Refinery	76,304	50,000	$0.79489/Bbl<50 kbpd; $0.75420/Bbl>50 kbpd [7]	CPI-U		
Memphis Terminal							
Five / Fifteen Years	Dedicated Terminalling Services	6,587	10,000	$0.58239/Bbl	FERC		
North Little Rock Terminal							
Eight / Sixteen Years	Dedicated Terminalling Services	7,733	8,100	$0.3125/Bbl	PPI-fg		
Eight / Sixteen Years	Storage	N/A	N/A	$67,892 per month	PPI-fg		
Big Sandy Terminal & Pipeline							
Five / Fifteen Years	Dedicated Terminalling Services	2,729	5,000	$0.5810/Bbl	FERC		
Four / Fourteen Years	Refined Products Transportation	2,335	5,000	$0.5810/Bbl	FERC		
Five / Fifteen Years	Storage	N/A	N/A	$58,192 per month	FERC		
Tyler							
Eight / Sixteen Years	Dedicated Terminalling Services	77,035	50,000	$0.3772/Bbl	PPI-fg		
Eight / Sixteen Years	Storage	N/A	N/A	$883,481 per month	PPI-fg		
Eight / Sixteen Years	Crude Oil Storage	N/A	N/A	$193,977 per month	PPI-fg	Not applicable to this asset	
El Dorado							
Eight / Sixteen Years	Dedicated Terminalling Services	12,554	22,500	$0.5389/Bbl	PPI-fg		
Eight / Sixteen Years	Storage	N/A	N/A	$1.4 million per month	PPI-fg		
Nine / Fifteen Years	Crude Oil Offloading [9]	N/A	N/A	$1.0776/bbl light; $2.4247/bbl heavy	PPI-fg		
Big Spring							
Ten / fifteen Years	Marketing	79,165	65,000	$0.678/Bbl	PPI-fg		
Ten / fifteen Years	Storage	N/A	N/A	$1.8 million per month	PPI-fg		
Ten / fifteen Years	Rail Offloading	4,503	4,500	$0.400/Bbl	PPI-fg		
Ten / fifteen Years	Dedicated Terminalling Services	27,658	29,250	$0.660/Bbl	PPI-fg		
Ten / fifteen Years	Dedicated Terminalling Services - Asphalt	2,578	1,020 to 2,380 based on seasonality	$8.30/Bbl	PPI-fg		
Ten / fifteen Years	Product Pipeline connections	24,126	27,300	$0.05/Bbl	FERC		
Ten / fifteen Years	Crude Pipeline connections	54,588	77,000	$0.05/Bbl	FERC		

Delek LOGISTICS

25

Summary of Certain Contracts - footnotes (1) Maximum term assumes an extension of the commercial agreement pursuant to the terms thereof. Please note some terms began as early as Nov. 7, 2012. (2) Represents average daily throughput for the period indicated. (3) Excludes volumes gathered on the SALA Gathering System. (4) Volumes gathered on the SALA Gathering System will not be subject to an additional tariff fee for transportation on the Lion Pipeline System to the El Dorado refinery. (5) For any volumes in excess of 50,000 bpd, the throughput fee will be $0.699/Bbl. (6) Current base FERC tariff of $1.50 per barrel. Effective March 1, 2018 implemented TSA of $0.75/bbl at 30,000 bbl/d or greater for 1 year contract. (7) Following the primary term, the marketing agreement automatically renews for successive 1-yr terms unless either party provides notice of non-renewal 10 months prior to the expiration of the then-current term. The tariff per barrel is based on volume in each period. (8) For more detailed information regarding certain contracts, refer to documents filed with the SEC, including the Annual Reports filed on Form 10-K, Quarterly Reports filed on Form 10-Q, Current Reports on Form 8-K and 8-K/A filed on Nov. 7, 2012, Jul. 31, 2013, Aug. 1, 2013, Feb. 14, 2014, April 6, 2015 and March 26, 2018. (9) Crude oil offloading throughput agreement includes an obligated minimum quarterly throughput fee of $1.6 million for throughput of a combination of light and heavy crude. (10) The tariff/fee index can increase or decrease based on the index change pursuant to each contract. (11) Big Spring throughput reflects volumes for March 2018 and not full quarter as the acquisition was effective March 1, 2018. 26

Amended and Restated Omnibus Agreement Key Provisions • Delek US will indemnify Delek Logistics for certain liabilities, including environmental and other liabilities, relating to contributed assets. • Delek US has a ROFR if Delek Logistics sells any assets that serves Delek US' refineries or the Paline Pipeline. • GP will not receive a management fee from the Partnership; Delek Logistics will pay Delek US an annual fee for G&A services and will reimburse the GP and/or Delek US for certain expenses. • Limitations on exposure to assets contributed by Delek US relative to maintenance capital expenditures and certain expenses associated with repair/clean-up related events. • For additional detailed information regarding this agreement, please refer to documents filed with the SEC, including the Current Report on Form 8-K filed March 26, 2018, April 6, 2015 and the quarterly report, Form 10Q, filed August 6, 2015, as amended on November 6, 2015. 27

Summary Organization Structure Delek US Holdings, Inc. Delek Logistics GP, LLC Public Unitholders NYSE: DK 94.6% (the General Partner) ownership interest (1) 61.4% interest Limited partner-common 2.0% interest 36.6% interest General partner interest Limited partner-common Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL (the Partnership) 100% ownership interest Operating Subsidiaries (1) Currently a 5.4% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest will be indirectly held by Delek. 28

Reconciliation of Distributable Cash Flow

(dollars in millions, except coverage)	2013 [2]	1Q14 [2]	2Q14 [2]	3Q14 [2]	4Q14 [2]	2014 [2]	1Q15 [2]	2Q15	3Q15	4Q15	2015 [3]	1Q16	2Q16	3Q16	4Q16	2016 [3]	1Q17	2Q17	3Q17	4Q17 [3]	2017 [3]	1Q18	2Q18
Reconciliation of Distributable Cash Flow to net cash from operating activities																							
Net cash provided by operating activities	$49.4	$14.4	$31.2	$20.1	$20.8	$86.6	$15.8	$30.8	$20.2	$1.3	$68.0	$26.4	$31.2	$29.2	$13.9	$100.7	$23.5	$23.9	$30.5	$9.8	$87.7	$23.7	$28.0
Accretion of asset retirement obligations	(0.2)	(0.1)	(0.1)	(0.1)	0.0	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)
Deferred income taxes	(0.3)	0.0	(0.1)	(0.0)	0.2	0.1	(0.2)	0.2	0.0	0.0	(0.0)	-	-	-	0.2	0.2	-	(0.1)	(0.0)	0.3	0.1	-	-
Gain (Loss) on asset disposals	(0.2)	-	(0.1)	-	(0.0)	(0.1)	(0.0)	0.0	-	(0.1)	(0.1)	0.0	-	(0.0)	-	0.0	(0.0)	0.0	0.0	0.0	0.0	(0.1)	0.1
Changes in assets and liabilities	8.3	3.4	(6.0)	(1.6)	3.0	(1.2)	3.3	(7.3)	3.6	20.5	20.1	(5.4)	(7.1)	(10.0)	7.7	(14.9)	(3.6)	0.9	(8.5)	14.6	3.4	3.7	6.2
Maint. & Reg. Capital Expenditures	(5.1)	(0.8)	(1.0)	(0.8)	(3.9)	(6.5)	(3.3)	(3.9)	(3.5)	(2.7)	(13.4)	(0.7)	(0.9)	(0.7)	(3.6)	(5.9)	(2.2)	(2.1)	(0.7)	(4.4)	(9.4)	(0.3)	(1.0)
Reimbursement for Capital Expenditures	0.8	-	-	-	1.6	1.6	1.6	1.8	2.0	0.2	5.5	0.2	0.2	0.4	2.4	3.3	0.9	0.5	0.4	1.7	3.5	0.4	0.3
Distributable Cash Flow	$52.9	$17.0	$24.0	$17.7	$21.8	$80.3	$17.1	$21.4	$22.2	$19.0	$79.8	$20.4	$23.3	$18.8	$20.6	$83.0	$18.4	$23.0	$21.6	$21.9	$85.0	$27.3	$33.5
Distribution Coverage Ratio [1]	1.35x	1.61x	2.02x	1.42x	1.67x	1.68x	1.25x	1.49x	1.47x	1.18x	1.35x	1.20x	1.29x	0.98x	1.00x	1.11x	0.88x	1.06x	0.97x	0.96x	0.97x	1.14x	1.34x
Total Distribution [1]	$39.3	$10.5	$11.9	$12.4	$13.1	$47.9	$13.7	$14.4	$15.1	$16.1	$59.3	$17.1	$18.1	$19.3	$20.5	$75.0	$21.0	$21.8	$22.3	$22.8	$87.9	$24.0	$25.0

(1) Distribution based on actual amounts distributed during the periods; does not include a LTIP accrual. Distribution coverage ratio is defined as distributable cash flow divided by total distribution.

(2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.

(3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015.

Note: May not foot due to rounding and annual adjustments that occurred in year end reporting.

29

Income Statement and Non-GAAP EBITDA Reconciliation

	2013[1]	1Q14[1]	2Q14	3Q14	4Q14	2014[1]	1Q15[2]	2Q15	3Q15	4Q15
Net Revenue	**$907.4**	**$203.5**	**$236.3**	**$228.0**	**$173.3**	**$841.2**	**$143.5**	**$172.1**	**$165.1**	**$108.9**
Cost of Goods Sold	(811.4)	(172.2)	(196.6)	(194.1)	(134.3)	(697.2)	(108.4)	(132.5)	(124.4)	(71.0)
Operating Expenses	(25.8)	(8.5)	(9.5)	(10.2)	(9.7)	(38.0)	(10.6)	(10.8)	(11.6)	(11.7)
Contribution Margin	**$70.3**	**$22.8**	**$30.2**	**$23.7**	**$29.3**	**$106.0**	**$24.5**	**$28.8**	**$29.1**	**$26.2**
Depreciation and Amortization	(10.7)	(3.4)	(3.5)	(3.7)	(3.9)	(14.6)	(4.0)	(4.7)	(4.5)	(5.9)
General and Administration Expense	(6.3)	(2.6)	(2.2)	(2.5)	(3.3)	(10.6)	(3.4)	(3.0)	(2.7)	(2.3)
Gain (Loss) on Asset Disposal	(0.2)	-	(0.1)	-	-	(0.1)	-	-	-	(0.1)
Operating Income	**$53.2**	**$16.8**	**$24.4**	**$17.5**	**$22.1**	**$80.8**	**$17.1**	**$21.1**	**$21.8**	**$17.9**
Interest Expense, net	(4.6)	(2.0)	(2.3)	(2.2)	(2.1)	(8.7)	(2.2)	(2.6)	(2.8)	(3.0)
(Loss) Income from Equity Method Invesments								(0.1)	(0.3)	(0.1)
Income Taxes	(0.8)	(0.1)	(0.3)	(0.2)	0.5	(0.1)	(0.3)	(0.1)	(0.1)	0.6
Net Income	**$47.8**	**$14.7**	**$21.8**	**$15.1**	**$20.5**	**$72.0**	**$14.6**	**$18.3**	**$18.6**	**$15.3**
EBITDA:										
Net Income	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0	$14.6	$18.3	$18.6	$15.3
Income Taxes	0.8	0.1	0.3	0.2	(0.5)	0.1	0.3	0.1	0.1	(0.6)
Depreciation and Amortization	10.7	3.4	3.5	3.7	3.9	14.6	4.0	4.7	4.5	5.9
Amortization of customer contract intangible asset	-	-	-	-	-	-	-	-	-	-
Interest Expense, net	4.6	2.0	2.3	2.2	2.1	8.7	2.2	2.6	2.8	3.0
EBITDA	$63.8	$20.2	$27.9	$21.2	$26.1	$95.4	$21.1	$25.7	$26.1	$23.6

	2015	1Q16	2Q16	3Q16	4Q16	2016	1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18
Net Revenue	**$589.7**	**$104.1**	**$111.9**	**$107.5**	**$124.7**	**$448.1**	**$129.5**	**$126.8**	**$130.6**	**$151.2**	**$538.1**	**$167.9**	**$166.3**
Cost of Goods Sold	(436.3)	(66.8)	(73.1)	($73.5)	($88.8)	(302.2)	(92.6)	(85.0)	($89.1)	($106.1)	(372.9)	(119.0)	(106.0)
Operating Expenses	(44.8)	(10.5)	(8.7)	($9.3)	($8.8)	(37.2)	(10.4)	(10.0)	($10.7)	($12.3)	(43.3)	(12.6)	(14.9)
Contribution Margin	**$108.6**	**$26.8**	**$30.0**	**$24.7**	**$27.2**	**$108.7**	**$26.5**	**$31.8**	**$30.8**	**$32.8**	**$121.9**	**$36.3**	**$45.3**
Depreciation and Amortization	(19.2)	(5.0)	(4.8)	($5.4)	($5.6)	(20.8)	(5.2)	(5.7)	($5.5)	($5.5)	(21.9)	(6.0)	(7.0)
General and Administration Expense	(11.4)	(2.9)	(2.7)	($2.3)	($2.3)	(10.3)	(2.8)	(2.7)	($2.8)	($3.6)	(11.8)	(3.0)	(3.7)
Gain (Loss) on Asset Disposal	(0.1)	0.0	-	($0.0)	$0.0	0.0	(0.0)	0.0	($0.0)	($0.0)	(0.0)	-	0.1
Operating Income	**$77.9**	**$19.0**	**$22.5**	**$17.0**	**$19.2**	**$77.7**	**$18.5**	**$23.4**	**$22.6**	**$23.7**	**$88.1**	**27.3**	**34.7**
Interest Expense, net	(10.7)	(3.2)	(3.3)	($3.4)	($3.7)	(13.6)	(4.1)	(5.5)	($7.1)	($7.3)	(23.9)	(8.1)	(10.9)
(Loss) Income from Equity Method Invesments	(0.6)	(0.2)	(0.2)	($0.3)	($0.4)	(1.2)	0.2	1.2	$1.6	$1.9	5.0	0.8	1.9
Income Taxes	0.2	(0.1)	(0.129)	($0.1)	$0.3	(0.1)	(0.1)	(0.1)	($0.2)	$0.6	0.2	(0.1)	(0.1)
Net Income	**$66.8**	**$15.4**	**$18.9**	**$13.2**	**$15.3**	**$62.8**	**$14.6**	**$19.0**	**$16.9**	**$18.9**	**$69.4**	**$20.0**	**$25.6**
EBITDA:													
Net Income	$66.8	$15.4	$18.9	$13.2	$15.3	$62.8	$14.6	$19.0	$16.9	$18.9	$69.4	$20.0	$25.6
Income Taxes	(0.2)	0.1	0.1	0.13	(0.28)	0.1	0.1	0.1	0.2	($0.6)	(0.2)	0.1	0.1
Depreciation and Amortization	19.2	5.0	4.8	5.4	5.6	20.8	5.2	5.7	5.5	5.5	21.9	6.0	7.0
Amortization of customer contract intangible asset	-	-	-	-	-	-	-	-	-	-	-	0.6	1.8
Interest Expense, net	10.7	3.2	3.3	3.4	3.7	13.6	4.1	5.5	7.1	7.3	23.9	8.1	10.9
EBITDA	$96.5	$23.7	$27.1	$22.0	$24.4	$97.3	$23.9	$30.3	$29.7	$31.1	$115.0	$34.7	$45.4

(1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
(2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 drop downs.
Note: May not foot due to rounding.

30

Non GAAP Reconciliations of EBITDA (1) (1) Actual amounts of EBITDA and net income will vary based on timing, performance of the assets and DKL’s growth plans, which will affect the potential future EBITDA and interest at DKL. 31

Non GAAP Reconciliations of Krotz Springs Potential Dropdown EBITDA (1) (1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 32

Investor Relations Contact: Kevin Kremke Keith Johnson Executive Vice President and CFO Vice President of Investor Relations 615-224-1323 615-435-1366 33